Supplement dated July 1, 2014
to the Prospectus of the the following fund:
Fund	Prospectus
Columbia Funds Series Trust II
Columbia European Equity Fund	3/1/2014
Effective June 24, 2014, the list of portfolio managers under the caption “Fund Management" in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Fund Manager	Portfolio Manager	2009
Ann Steele	Fund Manager	Deputy Portfolio Manager	July 2014
Effective June 24, 2014, the list of portfolio managers under the caption “Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Fund Manager	Portfolio Manager	2009
Ann Steele	Fund Manager	Deputy Portfolio Manager	July 2014
Mr. Ison joined Threadneedle in 2007. Prior to 2007, he spent thirteen years in European equities at Barings, Beaumont Capital, Schroders and Clareville Capital. Mr. Ison earned an M.A. from Oxford University.
Ms. Steele joined Threadneedle in 2009. Prior to 2009, she worked at Pictet Asset Management. Prior to that, she held senior investment positions at Gartmore and Henderson. Ms. Steele holds degrees in Law and Music from the University of Glasgow.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP147_10_002_(07/14)